BritePool

BIGtoken®

As consumers reshape the Internet, the new BIGtoken is the best tool for advertiser success

Forward-Looking Statement

This document contains "forward-looking statements" made pending the closing of the proposed merger and pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and may often be identified by words such as "expect," "anticipate," "intend," "plan," "believe," "seek" or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause our actual results to differ materially from those expressed in our forward-looking statements include risks inherent in our business, and our need for future capital. Actual results may differ materially from the results anticipated in these forward-looking statements. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in BIGtoken (FPVD's) periodic reports filed with the Securities and Exchange Commission (SEC). We do not assume any obligation to update any forward-looking statements.

BritePool & BIGtoken

"The Battle for Digital Privacy Is Reshaping the Internet"
-The New York Times

- In the race to achieve scale in the rapidly changing digital environment, BIGtoken has entered into a merger agreement with BritePool in an all-stock transaction anticipated to close in Q4 2021. BritePool shareholders will receive BIGtoken common stock at the closing.

- Company anticipates changing its name to BIGtoken, ticker symbol is to be determined.

- At closing, subject to the closing conditions, Dave Moore, former President of WPP Digital and CEO of 24/7 Real Media, will be the new CEO. New management will mesh two teams with increased focus on sales and marketing.

- Digital advertising in the United States is estimated to be a $70 billion business.



Merger combines BIGtoken's large app user base with BritePool's people and technology

BIGtoken

- 9 million downloads.
- Significant traction with corporate customers.

BritePool

- Public company, experienced management.
- Deep industry contacts.
- Over 200 million identities, based on "tech on page," and 1 billion identities in total.
- Interoperability potential with a wide range of industry DSPs/SSPs.



Anticipated Expanded Management

BritePool management, especially David Moore, combined with new Board, to turbocharge BIGtoken offerings.

New CEO: **David J. Moore**



- President of WPP Digital; Chairman of Xaxis
- Cofounder and CEO of 24/7 Real Media (sold to WPP for $649 million)
- Chairman and Board Member, IAB; Founding Chairman, IAB Tech Lab

New COO: **Robert Perkins**



- CMO of Pizza Hut
- President of Chiat/Day NY; Founder, Perkins/Butler (sold to Chiat/Day)
- Cofounder and CFO of wowOwow, (sold to Vanyer Media)
- Finance Director, Republican National Committee

President: **George Stella**



New GC: **Robyn Tas**



CFO: **Richard Taub, CFA**



New CRO: **Chris Hartley**



New CMO: **Bruce Judson**



Board is:

- **David Moore**
- **Robert Perkins**
- **Chris Maglino** [CEO, SRAX]
- **Yin Roon Rani** [Independent]
- **Daina Middleton** [Independent]

Expanded Sales Force

- Use BritePool's sales force and industry contacts to dramatically and cost effectively grow research sales and increase "lookalike“ revenues.

BritePool Industry Contacts

HubSpot database:
1,000 companies and over **5,000** contacts.

Streak database:
3,456 companies, over **2,500** are advertisers with over **10,000** contacts.

BritePool adds 200M+ U.S. identities, for advertising after third party cookies are “disappeared” by Google.


BritePool Supply Chain Programmatic Bidstream Transactions
Adtech (Ecosystem Integrations)
Web Publishers (Tech On-Page)
MediaMath
PubMatic
Magnite
theTradeDesk
sonobi
adform
TAPAD
INMOBI
BID SWITCH
dataxu
ADVANGELISTS
AMOBEE
PCH Publishers Clearing House
Newsweek
Quizlet
evite
COMPLEX NETWORKS
healthline
THE NATION NETWORK
ADVANCE LOCAL
GO MEDIA
lifehacker

BritePool’s universal identity graph is the foundation for interoperability to utilize all identity options.


PUBLISHERS
ADTECH
DMP
BRANDS
on demand
IDENTITY RECORD
BPID
Liveramp
UID 2.0
evite
healthline
Quizlet
ADVANCE LOCAL
Publishers Clearing House
café media
Newsweek
COMPLEX
sonobi
TAPAD
AMOBEE
MediaMath
BID SWITCH
Magnite
PubMatic
adform
dataxu
INMOBI
KOCHAVA
OneTrust
narrative
PUBLISHERS
ADTECH
DMP
BRANDS


Universal Translator
BritePool Stitch
Sam Jones
BPID #2761
Newstar #AB111
Other #8hhf678
Mapped to internal ID

The BIGtoken product roadmap is a rapid transition to high value offerings for marketers

- BIGtoken started out creating the BIGtoken app, and offered to exchange rewards for information and insights.

- The first products were research, giving companies real time insights into their customers and potential customers; as well as using that data to create lookalikes and help companies reach additional customers and prospective customers.

- Now, BIGtoken is exploring a digital wallet, as a way to attract and reward even more BIGtoken app users and to permit consumers to receive offers direct from advertisers.

- BIGtoken is also discussing identity services with large corporations to reward their consumers via the BIGtoken app, in exchange for ethically sourced data that will assist in driving consumers behavior.



BIGtoken

BIGtoken Provides Key Consumer Insights

Consented, Rewarded ID Creation


Your data. Your money.
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What is BIGtoken?
BIGtoken is an app that pays you for your data!
We believe you have a right to privacy and choice when it comes to the data you put out into the digital world—and you deserve to be paid for it too.
Answer surveys
Connect your social accounts
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MY PROGRESS
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Connect Network


50.00
Answer survey questions
25.00
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Pizza
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1 Select an item from the list above
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CONTINUE



Digital Wallet Strategy

The Company is investigating different ways a digital wallet may, after completion of the merger and subject to applicable laws, fuel new revenue streams, including, but not limited to, the ability to accept advertiser provided promotions.

Identity Services

Brands are struggling with creating a direct relationship with customers [they need to "own the customer"]

1. BIGtoken gives corporations the tools to enhance direct customer relationships by rewarding customers for sharing information

   - Essential for elimination of third party cookies.
   - Addresses disintermediation from direct to consumer internet brands, and
   - Increasing competitive pressures.

2. Discussions are underway with Constellation Enterprises, Kellogg's, and other major corporations.





Examples of Synergy

Before

- BIGtoken uses app user engagement and account connections to provide insights and information and create seed data, leading to more accurate targeting profiles. BIGtoken relies on outside vendors for scale using third-party cookies.

New (After Merger Completed)

- BIGtoken uses BritePool's 200 million+ identities to target customers more efficiently.
- When cookies disappear, interoperability ensures BIGtoken will be able to reach targeted customers at scale.
- BritePool's sales force and contacts accelerate revenue growth.





BIGtoken Revenue Streams

After the merger, BIGtoken anticipates increased margins, as one user can support multiple research efforts and potential new revenue streams.

Income

a) Research.
b) Data reporting.
c) Identity services.

Arbitrage on media buys.

Potential revenue from the digital wallet.

BIGtoken®

Snapshot: Partners and Results

Brands & Agencies

CLOROX
Tyson
PEPSICO
DANONE
DIAGEO
BUD LIGHT
Kraft
Unilever
vizeum
P&G
dentsu AEGIS network
arc
PUBLICIS COMMERCE
Reckitt Benckiser
MINDSHARE
EPSILON

Results


CREMO
ORIGINAL
SHAVE CREAM
CREMO
– Used by –
EXPERT
BARBERS
DO ATTEMPT
AT HOME
EXPERIENCE NOW

CREMO

Cremo Barber Grade at Walmart
→**$500K+** Incremental Sales
→**10.7:1 ROAS**


Nudges
Nudges
Nudges
JERKY CUTS
JERKY CUTS
JERKY CUTS
Treat Your Little Helper
Nudges® Natural Dog Treats
Add to Cart
Walmart

Tyson

Tyson Dog Treats at Walmart
→ **$300K** in Carted Value
→ **4x ROAS**



Walmart

Prepackaged Kids Lunch at Walmart
→**$900K+** Incremental Sales
→**6.15:1 ROAS**

The new BIGtoken will be a win for consumers and marketers

- Providing businesses detailed and timely information and insights from customers and potential customers.
- Using ethically sourced, transparent value exchange with individuals to meet the high standards of integrity and openness.
- Users will have a clear path to even more high value products.
- A powerful revenue model that scales efficiently.
- World class management team.

BIGtoken®

Investment Details

For a complete description of the merger and post ownership details, see Current Report Form 8-K filed on October 1, 2021



BritePool

BIGtoken®